UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
1-9516	Icahn Enterprises L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398767

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 8, 2013, Icahn Enterprises L.P. (“Icahn Enterprises”) entered into an amendment (the “Amendment”) to the employment agreement with Daniel A. Ninivaggi, pursuant to which Mr. Ninivaggi serves as the President and Chief Executive Officer of Icahn Enterprises, Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”) and Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), the sole general partner of Icahn Enterprises and Icahn Enterprises Holdings. The Amendment amends and supplements the employment agreement entered into by Icahn Enterprises with Mr. Ninivaggi, dated February 1, 2013 (the “Employment Agreement”). See Item 5.02 below for a further description of the Amendment.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2013,  Icahn Enterprises entered into the Amendment to the Employment Agreement with Daniel A. Ninivaggi pursuant to which Mr. Ninivaggi serves as the President and Chief Executive Officer of Icahn Enterprises, Icahn Enterprises Holdings and Icahn Enterprises GP.

Pursuant to the Amendment, Mr. Ninivaggi’s employment period shall continue until terminated in accordance with the Employment Agreement. Beginning January 1, 2014, Mr. Ninivaggi is entitled to a base salary at the rate of $100,000 every two weeks. In addition, he is entitled to a bonus in the amount of $300,000, payable on or before November 22, 2013. Mr. Ninivaggi’s employment is terminable without cause (as defined in the Employment Agreement) with 90 days’ prior written notice, or on less than 90 days’ notice if Icahn Enterprises continues to pay Mr. Ninivaggi’s salary from the date of giving notice of termination through the 90th day following that date. Mr. Ninivaggi may resign his employment only upon 90 days’ prior written notice or for good reason (as defined in the Employment Agreement). Pursuant to the Amendment, Mr. Ninvaggi agrees that he will not, while employed under the Employment Agreement, and for one year thereafter, directly or indirectly solicit or aid in the solicitation of employees of Icahn Enterprises or any other member of the Icahn Group (as defined in the Employment Agreement) for employment by any other person or entity.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed hereto as Exhibit 10.1 and is incorporated into this current report on Form 8-K by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

10.1 – Amendment to Employment Agreement with Daniel A. Ninivaggi, dated November 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: November 8, 2013		By:	/s/ Peter Reck
Peter Reck Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date November 8, 2013		By:	/s/ Peter Reck
Peter Reck Chief Accounting Officer